SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------



                                  F O R M 8 - K


                                 CURRENT REPORT



                        Pursuant to Section 13 or 15 (d)
                                     of the
                         Securities Exchange Act of 1934


                          Date of Report: July 7, 1999




                      HOLIDAY RV SUPERSTORES, INCORPORATED




                                     FLORIDA




       0-16448                                                59-1834763
(Commission File No.)                                  (I.R.S. Employer I.D.No.)


                          Sand Lake West Executive Park
                             7851 Greenbriar Parkway
                             Orlando, Florida 32819


                           Telephone # (407) 363-9211
                              Fax # (407) 363-2065

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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Newton C. Kindlund, Joanne M. Kindlund, James P. Williams, Roy W. Parker, Harvey M. Alper and David A. Kamm, directors of the Registrant, resigned from the Board of Directors on June 30, 1999.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENT AND EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT

17(b) Letters of Resignation from Members of the Board of Directors of the Registrant.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOLIDAY RV SUPERSTORES, INCORPORATED


                                           By:  /s/ W. HARDEE MCALHANEY
                                                --------------------------------
                                                    W. Hardee McAlhaney
                                                    President


Dated:  July 7, 1999

















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                                 EXHIBIT INDEX


EXHIBIT                            DESCRIPTION
-------                            -----------

17(b) Letters of Resignation from Members of the Board of Directors of the Registrant.